Exhibit 99.1

PERELLA WEINBERG PARTNERS COMPLETES BUSINESS COMBINATION

WITH FINTECH ACQUISITION CORP. IV

– Perella Weinberg Partners to Commence Trading on NASDAQ Under Ticker “PWP” on June 25, 2021 –

NEW YORK, NY, June 24, 2021 – Perella Weinberg Partners (“PWP”), a leading global independent advisory firm, and FinTech Acquisition Corp. IV (NASDAQ: FTIV) (“FinTech IV”), a special purpose acquisition company, announced today that they have completed their previously announced business combination (the “Business Combination”). The Business Combination was approved at a special meeting of stockholders of FinTech IV on June 22, 2021, and closed today, June 24, 2021. The combined company now operates as Perella Weinberg Partners, and PWP’s Class A common shares and warrants will begin trading on NASDAQ under the ticker symbols “PWP” and “PWPPW”, respectively, starting tomorrow, June 25, 2021. FinTech IV’s public units separated into their component securities upon consummation of the Business Combination and, as a result, no longer trade as a separate security and are being delisted from NASDAQ.

PWP CEO Peter Weinberg commented, “Today marks an important milestone in the ongoing growth and development of PWP’s global advisory platform. This latest step has been achieved through the exceptional efforts and dogged dedication of our entire team. We thank all of our clients, the FinTech IV team and all our stakeholders for their persistent belief in our mission. With our best-in-class team and premium global advisory brand, we are energized by the opportunity to deliver the very best strategic financial advice to our clients and drive long-term value for our shareholders.”

Betsy Cohen, Chairman of the Board of Directors of FinTech IV, said, “We are pleased to complete the business combination with PWP and excited to introduce this world class, differentiated brand to the public markets as the PWP team focuses on capitalizing on the increasing demand for expert independent advisory services in today’s fast moving and highly complex business environment.”

Advisors

Perella Weinberg Partners LP served as exclusive capital markets and financial advisor and Skadden, Arps, Slate, Meagher & Flom LLP acted as legal counsel to PWP.

Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC and Financial Technology Partners served as financial advisors to FinTech IV. Keefe, Bruyette & Woods, a Stifel Company, served as buy side advisor to FinTech IV. Cantor Fitzgerald & Co., JMP Securities LLC and Wells Fargo Securities, LLC acted as capital markets advisors to FinTech IV. Morgan Lewis & Bockius, LLP acted as legal counsel to FinTech IV.

Goldman Sachs & Co. LLC and J.P. Morgan Securities LLC acted as private placement agents to FinTech IV. Davis Polk & Wardwell LLP acted as legal counsel to the private placement agents.

About PWP

Perella Weinberg Partners is a leading global independent advisory firm, providing strategic and financial advice to a broad client base, including corporations, institutions, governments, sovereign wealth funds and private equity investors. The firm offers a wide range of advisory services to clients in the most active industry sectors and global markets. With approximately 560 employees, PWP currently maintains offices in New York, Houston, London, Calgary, Chicago, Denver, Los Angeles, Paris, Munich, and San Francisco. The financial information of PWP herein refers to the business operations of PWP Holdings LP and Subsidiaries.

Cautionary Statement Regarding Forward Looking Statements

Certain statements made in this press release are “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Statements regarding the Business Combination and expectations regarding the combined business are forward-looking statements. In addition, words such as “estimates,” “projects,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “would,” “should,” “future,” “propose,” “target,” “goal,” “objective,” “outlook” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the control of the parties, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Factors that may cause such differences include, among others, the following: (1) the ability to maintain the listing of the combined company’s securities on NASDAQ; (2) the risk that the transaction disrupts current plans and operations of PWP as a result of the announcement and consummation of the transactions described herein; (3) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (4) costs related to the Business Combination; (5) changes in applicable laws or regulations; (6) the possibility that PWP may be adversely affected by other economic, business, and/or competitive factors; (7) the outcome of any legal proceedings that may be instituted against PWP or any of its directors or officers; (8) the failure to realize anticipated pro forma results and underlying assumptions, including with respect to estimated stockholder redemptions and purchase price and other adjustments; (9) changes in general economic conditions, including as a result of the COVID-19 pandemic; and (10) other risks and uncertainties indicated from time to time in the definitive proxy statement of FinTech IV filed with the SEC on May 27, 2021, including those under “Risk Factors” therein, and other documents filed or to be filed with the SEC by PWP. Forward-looking statements speak only as of the date they are made, and PWP does not undertake any obligation, and expressly disclaims any obligation, to update, alter or otherwise revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Readers should carefully review the statements set forth in the reports, which FinTech IV or PWP have filed or will file from time to time with the SEC.

Contacts

For Perella Weinberg Partners Investor Relations: investors@pwpartners.com

For Perella Weinberg Partners Media: media@pwpartners.com

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